   [CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS OF THIS DOCUMENT
     HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION]


                                                                    EXHIBIT 10.1


                                 EISAI/PARAVAX





                                 COLLABORATIVE

                                   AGREEMENT





                                  JANUARY 1993

                                   AGREEMENT


This Agreement is made and entered into on this 25 day of January 1993 by and between Paravax, Inc., a corporation duly organized and existing under the laws of the Sate of California, U.S.A., having its principal place of business at 2301 Research Blvd. Suite 110, Fort Collins, Colorado 80526, U.S.A ("Paravax") and Eisai Co., Ltd., a corporation duly organized and existing under the laws of Japan, having its principal place of business at 4-6-10, Koishikawa, Bunkyo-ku, Tokyo, 112-88 Japan ("Eisai").

                                  WITNESSETH:

       WHEREAS, Paravax is in the business of the research and development of certain potential vaccines for animal use and has the full right to develop, manufacture, use and sell the potential vaccines described in Exhibits A and C attached hereto (the "Products");

       WHEREAS, Eisai is willing to provide certain funding to assist Paravax in the research and development of the Products; and;

       WHEREAS, in exchange for Eisai's provision of funding, Paravax is willing to grant to Eisai the exclusive right to distribute, sell and market the Products in Japan and Southeast Asia including the People's Republic of China which are more fully described in Exhibit B attached hereto (the "Territory").

       NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, Paravax and Eisai hereby agree as follows:

ARTICLE 1.  GRANT OF RIGHTS

       Paravax hereby grants to Eisai the exclusive rights to distribute, sell and market the Products in the Territory during the term of this Agreement. Eisai shall have the right to distribute, sell and market the Products through its subsidiary corporations or through corporations over which it has common control with another corporation. Eisai shall also have the right to appoint a third party as a distributor in connection with the distribution, sale and marketing of the Products in the Territory.

ARTICLE 2.  CONSIDERATION

       As consideration for the rights granted by Paravax to Eisai hereunder, Eisai shall pay a license fee of [
        ] to Paravax within 30 days from the date of execution of this Agreement.

ARTICLE 3.  RESEARCH SUPPORT PAYMENT

       Eisai shall provide annual funds to support research and development to Paravax in two equal payments per year (the "Research Support Payments") for each of the Products. The first of the Research Support Payments for each of the Products shall be equal to one-half (1/2) of the annual amount indicated in Exhibit D attached hereto and shall be made within thirty (30) days from the date of this Agreement. The second of the Research Support Payments for each of the Products shall also be equal to one-half (1/2) of the annual amount indicated in Exhibit D attached hereto and shall be paid when the milestones, as set forth on Exhibit E attached hereto, have been met with respect to that specific Product.

       The first of the Research Support Payments for each of the Products to be made in the second and third years of this Agreement shall be equal to one-half (1/2) of the annual amount indicated in Exhibit D attached hereto and shall be paid within thirty (30) days from the first day of such year. The second of the Research Support Payments for each of the Products to be made in the second and third years of this Agreement shall also be equal to one-half (1/2) of the annual amount indicated in Exhibit D attached hereto and shall be paid when the respective milestone for such payment, as set forth on Exhibit E attached hereto, has been met with respect to that specific Product.

ARTICLE 4.  TERMINATION OF RESEARCH SUPPORT PAYMENTS

       Eisai shall have the option to discontinue the Research Support Payments for any and/or all the Product(s) by giving ninety (90) days prior written notice to Paravax. In the event that Eisai decides to discontinue Research Support Payments for such Product(s), Eisai shall lose all rights granted by Paravax to Eisai hereunder with respect to the distribution, sale and marketing of such product(s) in the Territory.

ARTICLE 5.  RESEARCH AND DEVELOPMENT

       In the event that Paravax decides to discontinue research and development with respect to any Product as to which Eisai is willing to continue Research Support Payments or has paid Research Support Payments:

       i) Eisai shall have the right to discontinue Research Support Payments immediately;

       ii) Paravax shall provide Eisai with all data, reports, materials and any other technical information that are in the possession of Paravax at the time of such discontinuation;

       iii) Eisai shall have the right to use all data, reports, materials and any other technical information provided by Paravax hereunder in order to continue research and development of such Product on its own and shall also have the exclusive rights (with the right to sublicense) to manufacture, distribute, sell and market any resulting Product in the Territory, provided, however, that Eisai shall pay a reasonable royalty to Paravax with respect to its sales of such resulting Product in the Territory, the amount of which royalty shall take into consideration the value of the technical information and materials provided by Paravax and whether any patents owned by Paravax are used in the manufacture, distribution, sale or marketing of the Product;

       iv) Eisai shall give Paravax the right of first refusal to obtain an exclusive right to distribute, sell and market such resulting Product anywhere outside of the Territory, except for European countries where Paravax shall be granted the non-exclusive right to distribute, sell and market such resulting Product. The terms of such exclusive right and non-exclusive right shall take into consideration the value of the technical information and materials provided by Paravax and whether any patents owned by Paravax are used in the manufacture, distribution, sale of marketing of the Product:

       v) When Paravax is interested in obtaining the exclusive right and/or the non-exclusive right set forth in the preceding paragraph, Paravax and Eisai shall in good faith discuss and determine the terms and conditions of a distribution agreement to be executed by the parties hereto, separately from this

Agreement. Paravax shall pay a reasonable purchase price to Eisai with respect to Paravax's purchase of such resulting Product from Eisai, in accordance with the provisions of the distribution agreement. In the event that it is not commercially feasible for Paravax to distribute, sell and market any Products outside the Territory at the price charged to Paravax by Eisai for such Products, or that Eisai materially breaches its obligation pursuant to the terms and conditions of the distribution agreement to supply Paravax's requirements for Products for distribution and sale outside the Territory, Eisai shall grant to Paravax the rights (with the rights to sublicense) to manufacture, distribute, sell and market such Products outside the Territory, provided, however, that Paravax shall pay a reasonable royalty to Eisai with respect to Paravax's sale of such Products outside the Territory.

ARTICLE 6.  SUPPLY OF PRODUCTS

       Paravax shall manufacture and provide Eisai with all Products to be sold by Eisai pursuant to this Agreement, other than those developed by Eisai pursuant to Article 5 hereof. The price charged to Eisai by Paravax for such Products shall be reasonably agreed to by Paravax and Eisai and shall provide for a reasonable profit to Paravax as part of such price. A Supply Agreement for Products will be made and executed by the parties hereto, separately from this Agreement. The Supply Agreement will provide for reasonable forecasts, lead times and minimum order quantities and will require Paravax to use its best efforts to fill all such orders by Eisai, but will allow for reasonable and understandable delays.

ARTICLE 7.  GRANT OF MANUFACTURING RIGHTS

       Notwithstanding the provisions of Article 6 above, in the event that it is not commercially feasible for Eisai to distribute, sell and market any Product in the Territory at the price charged to Eisai by Paravax for such Product, or that Paravax materially breaches its obligations pursuant to terms of the Supply Agreement to supply Eisai's requirements for Products for distribution and sale in the Territory, Paravax shall grant to Eisai the exclusive rights (with the right to sublicense) to manufacture the Product for distribution, sale and marketing in the Territory to the extent permitted by
Article 1 of this Agreement.

ARTICLE 8.  DEVELOPMENT PLAN

       Paravax shall, as a condition precedent hereto, prior to execution of this Agreement, deliver a development plan for the Products to Eisai. This development plan shall set forth Paravax's anticipated development program for each of the Products, together with significant anticipated milestones and corresponding projection dates for the completion of such milestones.

ARTICLE 9.  PATENT AND REPORTS, ETC.

9.1 Paravax shall represent and warrant to Eisai that Paravax has full right and authority to fulfill its obligations pursuant to this Agreement, and Paravax shall immediately disclose to Eisai any pending patent applications and registered patents for the Products in the Territory and shall cooperate with Eisai with respect to the filing of additional patent applications for the Products in the Territory.

9.2 Promptly after registration and issuance of the patents for the Products in the Territory, Paravax and Eisai, shall register, at Eisai's sole discretion, any and all exclusive licenses for the patent (in Japan, such exclusive license for the patent shall be registered as "senyo-jisshi-ken" as provided for in Articles 77 and 98 of the Japanese Patent Law and corresponding provisions in other countries and jurisdictions in the Territory) granted to Eisai hereunder under the patent law in the Territory. Upon Eisai's request, Paravax shall provide Eisai with necessary documents and/or information in cooperation with the registration of such exclusive license for the patent.

9.3 In the event that additional patents are filed as a result of scientific collaboration between Paravax and Eisai, such patents shall be jointly owned by both Paravax and Eisai and all necessary filings shall be made to reflect such joint ownership with the applicable patent authorities. Paravax and Eisai shall enter into a separate written agreement reflecting the nature and scope of any such scientific collaboration prior to its commencements. Any and all expenses necessary for obtaining and maintaining such patents jointly owned by both Paravax and Eisai shall be equally borne by Paravax and Eisai anywhere.

9.4 Paravax shall cooperate with Eisai to allow Eisai to conduct reasonable testing of the antigen materials to be used for the Products.

9.5 Paravax shall provide quarterly written reports to Eisai on its research efforts with respect to the Products during the time that Eisai is providing Research Support Payments with respect to such Products. Paravax shall also provide written reports to Eisai on its research efforts with respect to the Products during the term of this Agreement at any time upon written request from Eisai.

9.6 Eisai's scientific personnel shall be freely allowed to visit Paravax's facilities in order to evaluate the research efforts by Paravax pursuant to this Agreement.

ARTICLE 10.  TRADEMARK

       Eisai shall distribute, sell and market the Products in the Territory using its own trademarks and trade names. Eisai shall be responsible for obtaining and maintaining all regulatory approval necessary for the lawful distribution, sale and marketing of the Products in the Territory.

ARTICLE 11.  TERM

       The term of this Agreement shall be fifteen (15) years from the date of execution of this Agreement, unless this Agreement is terminated sooner in accordance with the provisions set forth herein, provided, however, that this period may be extended by mutual agreement between both parties.

ARTICLE 12.  TERMINATION

12.1 If this Agreement has not otherwise been extended or terminated, not later than twelve months prior to end of the fifteen (15) year term provided for in Article 11 hereof, Eisai and Paravax shall meet and attempt in good faith to negotiate an extension of this Agreement upon terms which are commercially reasonable as of such date.

12.2 Either party may terminate this Agreement upon written notice to the other party if the other party has materially failed to perform or comply with any of its material obligations set forth herein and if such failure has continued for more than sixty (60) days after the receipt of written notice requesting performance of compliance thereof. Although either party may terminate this Agreement in the event that the other party fails to perform or comply with any of its obligations set forth herein, neither party shall be responsible to the other party for any lost profits, replacement costs or similar damages as a result of such failure to perform or comply with any of its obligations set forth herein, provided, however, that in the event that the other party has materially failed to perform or comply with any of its material obligations set forth herein, the other party in default shall be responsible to the non-defaulting party for any expenses, costs, lost profits, replacement costs and damages (including reasonable attorney's fees) incurred by the non-defaulting party as a result of such failure.

12.3 Eisai may terminate this Agreement upon written notice to Paravax (i) if Dr. Robert B. Grieve has retired or resigned from Paravax or has stopped his involvement in the research and development of the Products, such that, in Eisai's judgment, it will be difficult to continue the research and development of the Products, or (ii) if a key researcher has retired or resigned from Paravax or has stopped his/her involvement in the research and development of the Products, such that, in Eisai's judgment, it will be difficult to continue the research and development of the Products.

12.4 Either party may terminate this Agreement upon sending a written notice to the other party when (i) the other party has transferred its business or material assets to a third party, (ii) the rights and obligations under this Agreement, in whole or in part, have been assigned by the other party to any third party without the prior written consent of the party or (iii) the other party is deemed to have financial difficulties which would necessitate, among others, the appointment of a receiver, the postponement of loan payments, application for bankruptcy, insolvency or similar proceedings.

12.5 In the event that either party is acquired by a third party, including but not limited to, by merger, consolidation, sale of assets, or by such issuance or transfer of a sufficient number of shares of its capital stock that the shareholders of such party immediately prior to the transaction hold less than fifty percent (50%) of the number of share outstanding immediately after such transaction, the other party may, at its sole option, either (i) terminate this Agreement upon thirty (30) days written notice to such party, or (ii) continue the performance of this Agreement thereafter, provided that the acquiring party assign all rights and obligations of this Agreement to the acquiring party and the terms and conditions thereof shall be reviewed by the other party to determine if they would be acceptable to the other party.

12.6   In the event that this Agreement is terminated by Eisai pursuant to
Section 12.2, 12.3(i), and 12.4 hereof as a result of a breach of this Agreement by Paravax, Paravax shall immediately provide Eisai with all data, reports, materials and any other technical information that are in the possession of Paravax at the time of the termination of this Agreement with respect to the manufacture of the Products, and without paying any compensation to Paravax, Eisai shall have the right to use all such data, reports, materials, patents (if any) and any other technical information provided by Paravax hereunder in order to continue research and development of the Products on its own and shall have the perpetual rights (with the rights to sublicense) to manufacture such Products for distribution, sale and marketing in the Territory to the extent permitted by Article I of its Agreement, provided, however, that, in case of termination of this Agreement by Eisai pursuant to Section 12.3(i), Paravax also has a right to use the data, reports, materials, patents (if any) and any other technical information provided by Paravax to Eisai hereunder. It is expressly agreed that a termination of this Agreement pursuant to the provisions of Sections 12.3, 12.4 (excluding Sections 12.4 (ii) and (iii)) or
12.5 hereof shall not be deemed to be a termination as a result of a material breach of this Agreement.

ARTICLE 13.  INTELLECTUAL PROPERTY

13.1 Paravax will defend, at its own expense, any claim, suit or proceeding brought against Eisai to the extent it is based upon a claim that any Product sold to Eisai pursuant to this Agreement infringes upon any patent, copyright or trade secret of any third party in the Territory. Eisai agrees that it shall promptly notify Paravax in writing of any such claim or action and give Paravax full information and assistance in connection therewith. Paravax shall have the right to control the defense of any such claim or action and the right to settle or compromise any such claim or action, provided, however, that Paravax shall not make any settlement or compromise which would prevent Eisai from manufacturing, distributing, selling, and marketing the Product(s) under this Agreement. If Eisai complies with the provisions hereof, Paravax will pay all damages, costs and expenses finally awarded to third parties against Eisai in such action. If such Product does infringe, or in Paravax's opinion might be held to infringe, as set forth above, Paravax may, at its option, replace or modify such Product so as to avoid infringement, or procure the right for Eisai to continue the distribution, sale and marketing of such Product in the Territory. If neither of such alternatives is commercially reasonable, Eisai may terminate this Agreement upon written notice to Paravax.

13.2 Paravax will have no liability for any claim of infringement arising as a result of Eisai's use of the products in combination with any items not supplied by Paravax, or any modification of the products by Eisai or third parties.

13.3 The foregoing states the entire liability of Paravax to Eisai or any purchaser of Products concerning infringement of intellectual property rights, including but not limited to, patent, copyright and trade secret rights.

ARTICLE 14.  CONFIDENTIALITY

       During the term of this Agreement and for a period of two (2) years after the expiration of the term of this Agreement or for a period of five (5) years after early termination of this Agreement for any cause whatsoever, neither party shall disclose any information acquired during the performance of this Agreement related to plans, drawings, specifications, business goals, customers, personnel, products, manufacturing processes, work procedures or servicing to any third party.

       The confidentiality provision set forth above shall not be applicable in the following circumstances:

       a. when the information concerned becomes public knowledge or publicly available without infringing the terms of this Agreement;

       b. when the party which received the information concerned had already been, in possession of such information without any obligation to keep it confidential, on the date of such receipt;

       c. when either party received the information concerned from a third party or developed such information independent from the information received from the other party;

       d. when the other party has given its consent in writing for the information concerned to be revealed;

       e. when it is inevitable for the information concerned to be revealed through distribution of the Products or through documents related to the Products;

       f. when the information concerned is revealed in accordance with a legal order from government authorities;

              In this case, however, the party receiving the information shall in good faith use the information or documents received only for the objectives of the order concerned; or

       g. when the information concerned is required by law or when it is required in connection with government investigations, procedures or regulations.

ARTICLE 15.  LIABILITY

15.1 Paravax agrees to indemnify Eisai against any damages awarded to any third party against Eisai and/or its distributor for any effect of defective Product or any adverse side effects resulting to such third party as a result of the use of the Products in the manner specified by Paravax or for any failure of warning to the extent that the warnings specified by Paravax have been provided.

15.2 Eisai agrees to indemnify Paravax against any damages awarded to any third party against Paravax arising out of any fault or misconduct of Eisai or its distribution of the products, including any failure to provide the warnings specified by Paravax.

ARTICLE 16.  WITHHOLDING TAX

       Any tax required to be withheld by the Japanese government or other authorities on the amounts payable by Eisai to Paravax under this Agreement shall be deductible from the payment due to Paravax, provided that Eisai shall furnish Paravax with a copy of the official tax receipt for such withholding tax.

ARTICLE 17.  ARBITRATION

       All disputes, controversies, or differences which may arise between the parties, out of or in relation to or in connection with this Agreement or a breach thereof, unless amicably resolved by mutual agreement, shall be finally settled by arbitration pursuant to the Japan-American Trade Arbitration Agreement of September 16, 1952, by which each party hereto is bound. If the arbitration is demanded by Paravax, it shall be held in Tokyo, Japan, and if the arbitration is demanded by Eisai, it shall be held in Denver, Colorado, U.S.A.

ARTICLE 18.  NOTICES

       All notices, consents, approvals, and other communications hereunder shall be in writing and shall be deemed to have been given when received if delivered by hand, international courier service, certified or registered air mail, postage prepaid, return receipt requested, telex, of telecopy.

ARTICLE 19.  MISCELLANEOUS PROVISIONS

19.1 This Agreement cancels and replaces all prior oral or written agreements pertaining to the subject matter of this Agreement between Paravax and Eisai.

19.2 Either party shall not, without the prior written consent of the other party (such consent shall not be withheld unreasonably), transfer this Agreement in whole or in part to a third party or subsidiary, affiliated company, parent company or to any other related company.

19.3 This Agreement shall not be altered or modified unless documents specifying the alteration or modification are signed by both parties, and it shall be binding and valid for any person succeeding to or taking over from either party.

19.4 Nothing herein shall create any association, partnership, joint venture, or the relation of principal and agent between the parties hereto. They are, with respect to each other, independent contractors. Neither party shall have any authority to bind the other or the other's representatives in any way. Neither party shall hold itself out contrary to the terms of this paragraph nor become liable by any contrary act or omission of the other party. This Agreement is not for the benefit of any third party.

19.5 A waiver by either party of any term or condition of this Agreement in any instance shall not be deemed or construed as a waiver of such term or condition for the future, or of any subsequent breach thereof. All remedies, rights, undertakings, obligations and agreements contained in this Agreement shall be cumulative and none of them shall be in limitation of any other remedy, right, undertaking, obligation or agreement of either party.


       IN WITNESS WHEREOF, this Agreement is executed in two (2) originals by the duly authorized representatives of the parties hereto, each original being legally binding when signatures have been affixed thereto, as of the date first written above.



Paravax, Inc. a                            Eisai Co., Ltd.,  a
California corporation                     Japanese corporation

by /s/ DANIEL F. CAIN                      by /s/ ICHIRO TANAKA
   ----------------------------------         ----------------------------------

                                                                       EXHIBIT A

                             SCOPE OF THE PRODUCTS



1.     Canine Heartworm Vaccine

2.     Feline Heartworm Vaccine

3.     Feline Flea Vaccine

4.     Canine Flea Vaccine

5.     Feline Toxoplasmosis Vaccine

6.     Swine/Ovine Toxoplasmosis Vaccine

7.     Canine Tick Vaccine

8.     Canine Borreliosis (Lyme) Vaccine

                                                                       EXHIBIT B

                             LIST OF THE TERRITORY





1.     Japan

2.     People's Republic of China including Hong Kong

3.     Taiwan

4.     Thailand

5.     Singapore

6.     Malaysia

7.     Philippines

8.     Indonesia

9.     Korea

10.    Other countries to be agreed by both parties

                                 EISAI/PARAVAX





                                 COLLABORATIVE
                                   AGREEMENT





                                   EXHIBIT C





                                  JANUARY 1993

                                                                       Exhibit C



                               TABLE OF CONTENTS

CANINE HEARTWORM                                                          1 -  5

FELINE HEARTWORM                                                          6 - 10

CANINE FLEA                                                              11 - 15

FELINE FLEA VACCINE                                                      16 - 19

FELINE TOXOPLASMOSIS                                                     20 - 24

SWINE/OVINE TOXOPLASMOSIS                                                25 - 30

CANINE TICK                                                              31 - 34

CANINE BORRELIOSIS (LYME)                                                35 - 38

                                                                       Exhibit C

                        CANINE HEARTWORM VACCINE PROJECT


INTRODUCTION

       Dirofilaria immitis, a filarial nematode, is a significant pathogen of dogs and cats. There is little evidence for naturally occurring protective immunity in any filarial infection arising from a natural host-parasite relationship. However, we have created a highly significant immune response in dogs which received chemically abbreviated Dirofilaria immitis larval infections. We also used sera from the immune animals to demonstrate that antibody was effective in passively transferring larval killing and stunting. Therefore, those same sera were used to selectively identify native larval antigens not detected by sera from nonimmune, infected cohorts. Antigens that are detected only by immune dog sera have been characterized by Western blot analysis of larval extracts and excretory-secretory products, and immunoprecipitation of metabolically labeled proteins and larval surface antigens.

CURRENT STATUS

       To molecularly clone the genes encoding protective antigens, four cDNA expression libraries have been prepared in a lambda bacteriophage vector using Poly A selected RNA from adult male or female worms, 48 hour third stage (L3) larvae and 6 day fourth stage (L4) larvae. Screening of the D.immitis 48 hour L3 cDNA library has resulted in identification of two clones (p39 and p17.5) which have been targeted as potential vaccine candidates. We have shown that these clones encode larval specific proteins of 39 kD and 17.5 kD, respectively, that are only recognized by immune dog sera. The p39 beta-galactosidase fusion peptide has been expressed in E. coil and shown to react specifically with immune dog sera by Western blot analysis. Both genes are being subcloned into bacterial plasmid vectors designed for large scale production of affinty purified recombinant protein for use in immunization trials. These genes are also being subcloned into species-specific viral constructs for use as live, attenuated viral vaccines in dogs.

RESEARCH PLAN

1.     Isolating recombinant clones.

       The library screening strategy is designed to detect genes encoding protective antigens. Therefore, larval-specific proteins selectively identified by immune dog sera on Western blots are being targeted for molecular cloning by immunoscreening the larval libraries with the immune dog sera. Initially, four of these putative immunogens will be cloned, expressed and tested for efficacy. Following isolation and purification of a positive clone, the D. immitis recombinant phage will be converted to plasmid clones by in vivo excision in the presence of helper phage. The resulting pBluescript clones will be transformed into an appropriate E. coil host for generation of recombinant plasmid DNA.

                                                                       Exhibit C

       To verify that the recombinant clones encode the protein of interest, fusion protein expressed by the purified recombinant phage will be bound to a nitrocellulose filter and used to affinity-purify clone-specific antibodies from the original immune dog sera. The monospecific antibodies will then be eluted and used in Western blot analysis to identify the molecular weight of the native D. immitis larval antigen encoded by the recombinant.

COMPLETION CRITERIA: Isolation and purification of four independent recombinant clones encoding larval specific antigens recognized by immune sera. Completion of the western blot analyses to determine the molecular weight of the native D. immitis antigen encoded by each clone.

[








                                           ]

       3. Identification of protective recombinant antigens in a mouse model.

              Protective immunity to the larval stages of D. immitis will be demonstrated by active and passive immunization of mice.

       A.  Active immunization of mice.

              Mice will be immunized with affinity purified recombinant fusion protein and challenged by implantation of diffusion chambers containing infective larvae. The parameters for protection will include larval survival and larval length compared to nonimmune controls.

       B.  Passive immunization of mice.

              Mice will receive sera from dogs immunized with the affinity purified

                                                                       Exhibit C

recombinant fusion proteins or sera from dogs vaccinated with recombinant virus. Challenge and evaluation for protection will be as described above.

COMPLETION CRITERIA: Demonstration of significant stunting of larvae or reduction in larval survival.

4.     Identification of protective recombinant antigens in dogs.

  A.   Immunization with D. immitis recombinant fusion protein expressed in E.
       coil:

       Dogs will be immunized with affinity-purified recombinant protein in adjuvant. Antibody titers will be monitored by enzyme linked immunosorbent assay (ELISA) and specificity of the response will be verified by Western blot analysis. Following verification of an antibody response to the fusion protein, dogs will be challenged with infective third stage larvae. Protection will be assessed by the enumeration of adult worms at necropsy, 7 months after challenge.

  B.   Live, attenuated viral vaccine.

       D. immitis viral constructs will be administered subcutaneously. Antibody titers will be monitored as described above. Following verification of an antibody response to the recombinant protein, dogs will be challenged and protection evaluated as previously described.

COMPLETION CRITERIA:  70% protection in immunized dogs.

5.     Maximize protective immunity.

       The immunization regime and antigen(s) stimulating the highest level of protection will be used for optimization of the vaccination protocol. These studies may include administration of a pool of antigens, dose titrations of inoculum and alternate formulations in adjuvant(s).

COMPLETION CRITERIA:  A minimum of 95% efficacy.

6.     Large-scale production of immunogens.

       Depending on the most successful immunization regime, vaccine production will involve either large scale production of recombinant fusion protein in E. coil or species-specific recombinant viral constructs produced in tissue culture.

COMPLETION CRITERIA: Production of product in a USDA licensed facility for USDA pre-licensing serials.

7.     Submission to USDA.

       Submission of application for United States veterinary biological product license.

                                                                       Exhibit C


                 PATENTS AND PATENT SUBMISSIONS OF RELEVANCE TO
                     LICENSING IN JAPAN AND SOUTHEAST ASIA

[

                                                  ]


       [





                                                  ]

       [





                                                ]

Per agreement with Colorado State University Research Foundation, Paravax has acquired exclusive worldwide rights to technology arising out of a Research Agreement dated June 1, 1988, relating to heartworm vaccine, for a period of 15 years or expiration of the patent.

                                                                       Exhibit C

                        FELINE HEARTWORM VACCINE PROJECT

INTRODUCTION

       Feline heartworm infections are an increasingly recognized problem. The clinical signs and pathology induced in cats by heartworm infection are generally thought to be more severe than in dogs, death sometimes occurring with as few as one or two worms. There is currently no approved chemo- or immuno-prophylactic for cats, so the introduction of any preventative product, even if less than 100% effective, would be widely accepted.

       The purpose is to develop a vaccine to prevent mature heartworm infections in cats. Since cats are poorly adapted hosts for Dirofilaria immitis, development of an efficacious vaccine would be more readily achieved than that for the canine host. It is also believed that antigens not necessarily effective in the dog would be effective as vaccines in the cat.

       Proof of concept has been shown by Paravax, Inc. Two studies using homogenized fourth stage larvae with adjuvant given by intramuscular injection resulted in complete protection levels as high as 100% when compared to controls. In one experiment a decrease in worm numbers in immunized cats that were not completely protected was also observed. By contrast, the use of killed homogenized parasites has no protective effect in the definitive canine host.

CURRENT STATUS

       Further evaluation of the relative ease of protecting cats with homogenized native antigen pools is underway. A 48 cat study using whole adult male worm homogenate with or without adjuvant is in progress. This is an antigen preparation shown to have no effect in protecting dogs from heartworm infections. Preliminary results are expected in the first quarter of 1993 and the final results in the second quarter of 1993.

       Paravax, Inc. has one of the best facilities and supply of reagents for the study of D. immitis in the world. [
                                                                         ] Dogs
with patent infections are maintained for continuous larval production. Treatment and challenge studies are routinely performed on dogs and cats, and in a mouse model system. A variety of larval specific monoclonal antibodies, infected dog sera, occult infected dog sera, sera from dogs immune to infection with heartworm and sera from a variety of cat heartworm studies are available. Four cDNA expression libraries have been prepared using Poly A selected RNA from 48 hour third stage larvae, 6 day fourth stage larvae, adult male worms and adult female worms.

                                                                       Exhibit C

       Two molecules (p39 and p17.5) have been cloned from the 48 hour third stage larval cDNA library. These molecules are uniquely recognized by sera derived from dogs immune to infection with heartworm, but not sera from infected non-immune dogs. These molecules are currently being subcloned for expression for the purpose of immunizing cats. Both will also be used in a live feline-specific virus vector system in cats.

RESEARCH PLAN

1.     Evaluation of adult worm homogenate.

       This study is to further validate that cats can be protected against heartworm infection by means unsuccessful in dogs. Cats have been immunized twice with adult male worm homogenate and challenged with forty infective stage larvae either 3 months or 6 months post second immunization. The studies will be terminated 170 days post challenge.

COMPLETION CRITERIA: Termination of the study and evaluation of the protective effect, if any, of adult male worm antigen.

2.     Expression of recombinant proteins.

       Two potentially protective proteins (p39 and p17.5) have been cloned from the 48 hour third stage larval cDNA library. These will be subcloned into a vector system designed for large scale production of protein that can be purified.

COMPLETION CRITERIA: Purification of the recombinant protein for initial immunization trials.

[









                                                                            ]

4.     Evaluation of efficacy of recombinant protein immunogens.

       Cats will be immunized twice with purified recombinant protein suspended in adjuvant, and sero-conversion verified by enzyme linked immunosorbent assay (ELISA). Following verification of sero-conversion, standard challenge and evaluation of protection will be performed.

COMPLETION CRITERIA: Termination of the study and evaluation of the protective effect.

                                                                       Exhibit C


[








                                                                              ]

6.     Maximization of protective immunity.

       The immunization regime and antigen(s) stimulating the highest level of protection will be used for optimization of the vaccination protocol. These studies may include administration of a pool of antigens, dose titrations, alternate route of inoculation and utilization of alternate adjuvants. At this stage, other cloned D. immitis proteins identified in the canine heartworm vaccine project may also be evaluated to augment immunity.

COMPLETION CRITERIA: Achievement of complete protection in at least 80% of immunized cats.

[







                                                                              ]

8.     Submission to USDA.

       Submission of application for United States veterinary biological product license.

                                                                       Exhibit C



                 PATENTS AND PATENT SUBMISSIONS OF RELEVANCE TO
                     LICENSING IN JAPAN AND SOUTHEAST ASIA

Colorado State University and Paravax, Inc.
Attorney:     Kate Murashige
              Morrison and Forester, Palo Alto, CA

       [







                                        ]

Per agreement with Colorado State University Research Foundation, Paravax has acquired exclusive worldwide rights to technology arising out of a Research Agreement dated June 1, 1988, relating to heartworm vaccine technology, for a period of 15 years or expiration of the patent. Please note that the preceding patent application which is specific to the feline heartworm vaccine is in addition to the two patents listed previously for the canine heartworm vaccine technology. Those patents will also apply to the feline heartworm vaccine technology.

                                                                       Exhibit C

                          CANINE FLEA VACCINE PROJECT

INTRODUCTION

       Fleas are a leading health problem in companion animals worldwide. Flea allergy dermatitis is the most common skin disorder of dogs and cats. Flea problems comprise as much as 80% of all visits to veterinarians during summer months in the United States; flea problems of similar magnitude exist throughout the world.

       There are chemical compounds on the market for dogs that, when ingested, will absorb into the bloodstream and kill fleas that are feeding on the dog. However, these products have toxic side effects and veterinarians prefer not to prescribe them. A safe vaccine against fleas would be welcomed by veterinarians, and would replace existing systemic products.

       The purpose of the flea vaccine project is to develop a vaccine product that elicits antibodies that will kill fleas when they feed on dogs or cats. In addition to killing fleas, the vaccine will also reduce the number of eggs infesting the environment.

       The rationale for the flea vaccine is that cattle can be protected from tick infestation when vaccinated with "hidden antigens" derived from the gut of the tick. The flea, like the tick, is a blood feeding arthropod. Fleas feeding on vaccinated animals will take up antibodies to the hidden antigens. The function of the antigen will be disrupted, leading to death of the flea.

       Paravax has demonstrated proof of concept for this vaccine. Trials with a prototype vaccine have demonstrated a significant flea killing ability when administered to dogs. In addition, female fleas that initially survived had a significantly reduced capacity to produce eggs.

CURRENT STATUS

       Paravax has established a flea colony utilizing a novel artificial feeding system. This system has a production capacity of 60,000 fleas per week. Vaccine preparations are made from the fleas produced in this system. A flea bioassay has also been developed utilizing the artificial feeding system. The bioassay can be used to evaluate the potency of antiserum generated in animals and then artificially fed to fleas.

Paravax scientists have demonstrated that antigens derived from the gut of fed fleas induce greater immunity to fleas than those derived from unfed fleas. Antiserum to both fed and unfed flea gut antigens has been generated in dogs and rabbits, and is available for a subtractive approach to antigen discovery.

                                                                       Exhibit C

RESEARCH PLAN

1.     Identification of relevant native antigens.

       Antigens that are specifically recognized by antibodies from protected dogs will be identified by Western blotting and radioimmunoprecipitation. Of these antigens, those that are exclusive to the fed gut will be targeted for gene cloning.

COMPLETION CRITERIA: Identification of up to four native antigens that are exclusively recognized by antibodies from protected animals.

2.     Generation of a flea gut cDNA library.

       A cDNA expression library will be generated using poly A selected RNA derived from the gut of blood fed fleas. A cDNA library will also be generated from mRNA isolated from the gut of unfed fleas to facilitate a subtractive approach to the identification of relevant antigens exclusive to the fed gut.

COMPLETION CRITERIA: Production of a representative fed flea gut and unfed flea gut cDNA library.

3.     Clone genes of relevant antigens.

       Immunization studies have indicated a protective effect in animals inoculated with fed flea gut supernatants, therefore to target protective antigens, the fed gut library will be differentially screened with antisera from immune animals. Positive clones will subsequently be screened with non immune sera to eliminate nonrelevant clones. This same differential approach can be implemented by hybridization analysis of the fed flea gut library with cDNA probes prepared from fed and unfed flea gut mRNA. This would identify clones not detected by immunoscreening due to incorrect reading frames. To further enrich for fed flea gut specific genes, a third subtracted cDNA library will be constructed from the original cDNA libraries by standard protocols and then immunoscreened as described. This library will contain cDNA clones corresponding to mRNAs present in fed flea gut and not present in unfed flea gut.

COMPLETION CRITERIA: Identification of up to four antigens that are exclusively recognized by antibodies from protected animals.

4.     Gene expression.

       Clones isolated from the fed flea gut cDNA expression library will be expressed in E. coil and the resulting fusion proteins characterized by Western blot analysis with immune sera. To verify that the recombinant clones encode the protein of interest, fusion protein expressed by the purified recombinant phage is bound to a nitrocellulose filter and used to affinity-purify clone-specific Antibodies from the

                                                                       Exhibit C

original immune sera. The monospecific antibodies are then eluted and used in Western blot analysis to identify the molecular weight of the native flea gut antigen encoded by the recombinant. The clones will be subcloned into a vector system optimized for large scale production of fusion protein that can be purified by affinity chromotography.

COMPLETION CRITERIA: Identification of the molecular weight of up to four relevant flea gut native antigens encoded by the recombinant clone. Affinity purification of the recombinant fusion peptides for initial immunization trials.

5.     Identification of protective recombinant antigens.

       Recombinant proteins will be produced in flask cultures of E. coil. The proteins will be purified from culture supernatants by affinity chromatography. Dogs will be vaccinated and challenged using a standard protocol. Briefly, animals will be vaccinated with antigen plus adjuvant in 2 doses, 2 weeks apart. Two weeks after the second vaccine dose, each animal will be challenged with 50 fleas contained in a flea cage. The number of viable and dead fleas, plus the number of eggs produced will be counted 7 days later. Animals receiving adjuvant alone will be used as controls. The antigen that stimulates the highest level of protective immunity will be selected for final optimization.

COMPLETION CRITERIA: Identification of one antigen that elicits a statistically significant level of immunity in dogs.

6.     Maximization of protective immunity.

       The vaccine will be optimized for the highest level of efficacy. Paravax has access to a panel of adjuvants and immunopotentators with potential for use in companion animals. These will be screened in combination with the selected antigen for maximum efficacy in vaccination experiments as described above. Vaccine dose and regimen of administration will also be optimized for maximum efficacy.

COMPLETION CRITERIA: Achievement of 65% protection or greater following vaccination of dogs with recombinant antigen.

7.     Production scale-up.

       Production scale-up and optimization will be performed in fermenters using standard procedures.

COMPLETION CRITERIA: Production of product in a USDA licensed facility for USDA pre-licensing serials.

8.     Submission to USDA.

       Submission of application for United States veterinary biological product license.

                                                                       Exhibit C


                 PATENTS AND PATENT SUBMISSIONS OF RELEVANCE TO
                     LICENSING IN JAPAN AND SOUTHEAST ASIA

[







                                                                           ]

                                                                       Exhibit C

                          FELINE FLEA VACCINE PROJECT

INTRODUCTION

       Please see introductory section for canine flea vaccine. It should be noted that cats cannot tolerate the systemic products that are marketed for flea control on dogs. A vaccine against fleas on cats would therefore be the first systemic product to control fleas on cats.

       Paravax has demonstrated proof of concept for this vaccine. Trials with a prototype vaccine have demonstrated a significant flea killing ability when administered to cats. In addition, female fleas that initially survived the vaccine effect had a significantly reduced capacity to lay eggs.

CURRENT STATUS

       Paravax has established a flea colony utilizing a novel artificial feeding system. This system has a production capacity of 60,000 fleas per week. Vaccine preparations are made from the fleas produced in this system. A flea bioassay has also been developed utilizing the artificial feeding system. The bioassay can be used to evaluate the potency of antibody to flea antigens.

       Flea vaccine trials in cats are performed using a caged flea challenge system developed at Paravax. Cages containing fleas are attached to the cats in such a way that the fleas can readily feed. This system is superior to the standard free roaming flea challenge in that all fleas can be accounted for. Also, all eggs produced can be collected and accurately counted. We are currently adapting this system for use on dogs.

Antibody to fed flea gut antigens has been generated in cats and rabbits, and the antigen discovery part of this project is now underway.

RESEARCH PLAN

       It should be noted that considerable methodological similarity exists between this project and the canine flea vaccine project. However, it is anticipated that each host species may recognize unique molecules and that vaccine delivery will be necessarily unique to each host species.

1.     Identification of relevant native antigens.

       Antigens that are specifically recognized by antibodies from protected animals will be identified by Western blotting and immunoprecipitation. Of these antigens, those that are exclusive to the fed gut will be targeted for gene cloning.

                                                                       Exhibit C


COMPLETION CRITERIA: Identification of up to four antigens that are exclusively recognized by antibodies from protected animals.

2.     Generation of a flea gut cDNA library.

       A cDNA expression library will be generated using poly A selected RNA derived from the gut of blood fed fleas. A cDNA library will also be generated from mRNA isolated from the gut of unfed fleas to facilitate a subtractive approach to the identification of relevant antigens exclusive to the fed gut.

COMPLETION CRITERIA: Production of a representative fed flea gut and unfed flea gut cDNA library.

3.     Clone genes of relevant antigens.

       Immunization studies have indicated a protective effect in animals inoculated with fed flea gut supernatants, therefore to target protective antigens, the fed gut library will be differentially screened with antisera from immune animals. Positive clones will subsequently be screened with non immune sera to eliminate nonrelevant clones. This same differential approach can be implemented by hybridization analysis of the fed flea gut library with cDNA probes prepared from fed and unfed flea gut mRNA. This would identify clones not detected by immunoscreening due to incorrect reading frames. To further enrich for fed flea gut specific genes, a third subtracted cDNA library will be constructed from the original cDNA libraries by standard protocols and then immunoscreened as described. This library will contain cDNA clones corresponding to mRNAs present in fed flea gut and not present in unfed flea gut.

COMPLETION CRITERIA: Identification of up to four antigens that are exclusively recognized by antibodies from protected animals.

4.     Gene expression.

       Clones isolated from the fed flea gut cDNA expression library will be expressed in E. coli and the resulting fusion proteins characterized by Western blot analysis with immune sera. To verify that the recombinant clones encode the protein of interest, fusion protein expressed by the purified recombinant phage is bound to a nitrocellulose filter and used to affinity-purify clone-specific antibodies from the original immune sera. The monospecific antibodies are then eluted and used in Western blot analysis to identify the molecular weight of the native flea gut antigen encoded by the recombinant. The clones will be subcloned into a vector system optimized for large scale production of fusion protein that can be purified by affinity chromotography.

                                                                       Exhibit C

COMPLETION CRITERIA: Identification of the molecular weight of up to four relevant flea gut native antigens encoded by the recombinant clone. Affinity purification of the recombinant fusion peptides for initial immunization trials.

5.     Identification of protective recombinant antigens.

       Recombinant proteins will be produced in flask cultures of E. coli. The proteins will be purified from culture supernatants by affinity chromatography. Cats will be vaccinated and challenged using a standard protocol. Briefly, animals will be vaccinated with antigen plus adjuvant in 2 doses, 2 weeks apart. Two weeks after the second vaccine dose, each animal will be challenged with 50 fleas contained in a flea cage. The number of viable and dead fleas, plus the number of eggs produced will be counted 7 days later. Animals receiving adjuvant alone will be used as controls. The antigen that stimulates the highest level of protective immunity will be selected for final optimization.

COMPLETION CRITERIA: Identification of one antigen that elicits a statistically significant level of immunity in cats.

6.     Maximization of protective immunity.

       The vaccine will be optimized for the highest level of efficacy.
Paravax has access to a panel of adjuvants and immunopotentators with potential for use in companion animals. These, in addition to conventional adjuvants, will be screened in combination with the selected antigen for maximum efficacy in vaccination experiments as described above. Vaccine dose and regimen of administration will also be optimized for maximum efficacy.

COMPLETION CRITERIA: Achievement of 65% protection or greater following vaccination of cats with recombinant antigen.

7.     Production scale-up.

              Production scale-up and optimization will be performed in fermenters using standard procedures.

COMPLETION CRITERIA: Production of product in a USDA licensed facility for USDA pre-licensing serials.

8.     Submission to USDA.

       Submission of application for United States veterinary biological product license.

                                                                       Exhibit C

                     FELINE TOXOPLASMOSIS VACCINE PROJECT-1

INTRODUCTION

       Toxoplasmosis is a zoonotic infection with severe consequences, especially in fetal infections and immuno-compromised individuals. The two sources of human infection are the ingestion of undercooked infected meat and oocysts shed after the primary infection of cats. The elimination of oocyst production by house cats and cats frequently found on farms would eliminate a major source of human infection.

[













                                                                             ]

                                                                       Exhibit C

RESEARCH PLAN

[














                                                                 ]

                                                                       Exhibit C


[




















                                         ]

                                                                       Exhibit C


7.     Production scale-up.

       Optimization of large scale production of recombinant proteins will be done by standard procedures using commercial fermentation and preparative purification equipment. Purified proteins will be formulated with the chosen adjuvant by a procedure appropriate for the chosen protein/adjuvant combination.

COMPLETION CRITERIA: Production of product in a USDA licensed facility for USDA pre-licensing serials.

8.     Submission to USDA.

       Submission of application for United States veterinary biological product license.


                 PATENTS AND PATENT SUBMISSIONS OF RELEVANCE TO
                     LICENSING IN JAPAN AND SOUTHEAST ASIA

[




                                            ]

                  SWINE/OVINE TOXOPLASMOSIS VACCINE PROJECT




        Pages 25-30 intentionally omitted. Project described is no longer being pursued.

                         CANINE TICK VACCINE PROJECT




        Pages 31-34 intentionally omitted. Project described is no longer being pursued.

                  CANINE BORRELIOSIS (LYME) VACCINE PROJECT




        Pages 35-38 intentionally omitted. Project described is no longer being pursued.

                                 EISAI/PARAVAX





                                 COLLABORATIVE
                                   AGREEMENT



                                   EXHIBIT D





                                  JANUARY 1993

                                                                       EXHIBIT D

                                 PARAVAX, INC.
                                 PROPOSED EISAI
                             FINANCIAL ARRANGEMENT
                                  (US DOLLARS)

===========================================================================================
                            LICENSE
                            FEE
PROJECT                     UPFRONT                    RESEARCH SUPPORT
-------------------------------------------------------------------------------------------
                                                                          Total     Total
                            Year 1           Year 2         Year 3       Research    All
-------------------------[

Canine Heartworm
-------------------------
Feline Heartworm
-------------------------
TOTAL HEARTWORM
-------------------------
Feline Flea Vaccine
-------------------------
Canine Flea Vaccine
-------------------------
TOTAL FLEA
-------------------------
Feline Toxoplasma
-------------------------
Swine/Ovine Toxoplasma
-------------------------
TOTAL TOXOPLASMA
-------------------------
Canine Tick
-------------------------
Canine Lyme
-------------------------
TOTAL TICK/LYME
-------------------------
Total
=========================                                                                  ]

                                 EISAI/PARAVAX





                                 COLLABORATIVE
                                   AGREEMENT



                                   EXHIBIT E





                                  JANUARY 1993

                                                                 EXHIBIT E


                                 EISAI/PARAVAX
                         MILESTONE AND PAYMENT SCHEDULE
                                CANINE HEARTWORM

====================================================================================================================================
MILESTONE                                                                               DATE         PAYMENT
------------------------------------------------------------------------------------------------------------------------------------
[








                                                                                                                                   ]
------------------------------------------------------------------------------------------------------------------------------------

Canine Heartworm                                                      EXHIBIT E
Milestone and Payment Schedule
Page 2

====================================================================================================================================
MILESTONE                                                                             DATE         PAYMENT
------------------------------------------------------------------------------------------------------------------------------------
[


























                                                                                                                                   ]
------------------------------------------------------------------------------------------------------------------------------------

                                 EISAI/PARAVAX
                        MILESTONE AND PAYMENT SCHEDULE                 EXHIBIT E
                              CANINE FLEA VACCINE


====================================================================================================================================
MILESTONE                                                                           DATE        PAYMENT
------------------------------------------------------------------------------------------------------------------------------------













                                 ]
------------------------------------------------------------------------------------------------------------------------------------

                                 EISAI/PARAVAX
                         MILESTONE AND PAYMENT SCHEDULE                EXHIBIT E
                            FELINE HEARTWORM VACCINE

====================================================================================================================================
MILESTONE                                                                     DATE            PAYMENT
------------------------------------------------------------------------------------------------------------------------------------

















                            ]
------------------------------------------------------------------------------------------------------------------------------------

                                 EISAI/PARAVAX
                        MILESTONE AND PAYMENT SCHEDULE                 EXHIBIT E
                              FELINE FLEA VACCINE

====================================================================================================================================
MILESTONE                                                                     DATE             PAYMENT
------------------------------------------------------------------------------------------------------------------------------------
                                                                           [














                                ]
------------------------------------------------------------------------------------------------------------------------------------

                                 EISAI/PARAVAX
                         MILESTONE AND PAYMENT SCHEDULE                EXHIBIT E
                          FELINE TOXOPLASMOSIS VACCINE

====================================================================================================================================
MILESTONE                                                                         DATE             PAYMENT
------------------------------------------------------------------------------------------------------------------------------------
                                                                           [














                                ]
------------------------------------------------------------------------------------------------------------------------------------

                                 EISAI/PARAVAX
                        MILESTONE AND PAYMENT SCHEDULE                 EXHIBIT E
                       SWINE/OVINE TOXOPLASMOSIS VACCINE

====================================================================================================================================
MILESTONE                                                                             DATE      PAYMENT
------------------------------------------------------------------------------------------------------------------------------------
                                                                           [














                                                                       ]
------------------------------------------------------------------------------------------------------------------------------------

Swine/Ovine Toxoplasmosis Vaccine
Milestone and Payment Schedule                                         EXHIBIT E
Page 2

====================================================================================================================================
MILESTONE                                                                          DATE           PAYMENT
------------------------------------------------------------------------------------------------------------------------------------
                                                                           [







                                ]
------------------------------------------------------------------------------------------------------------------------------------

                                 EISAI/PARAVAX
                        MILESTONE AND PAYMENT SCHEDULE                 EXHIBIT E
                              CANINE TICK VACCINE

====================================================================================================================================
MILESTONE                                                                        DATE            PAYMENT
------------------------------------------------------------------------------------------------------------------------------------
                                                                           [














                                ]
------------------------------------------------------------------------------------------------------------------------------------

                                 EISAI/PARAVAX                         EXHIBIT E
                         MILESTONE AND PAYMENT SCHEDULE
                       CANINE BORRELIOSIS (LYME) VACCINE

====================================================================================================================================
MILESTONE                                                                         DATE            PAYMENT
------------------------------------------------------------------------------------------------------------------------------------
                                                                           [














                                ]
------------------------------------------------------------------------------------------------------------------------------------